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4Q & YE20 Results Conference Call 14Q & YE20 Results Conference Call 1

Ovintiv

2020 Highlights

Through Cycle Stability

~$285

2020 Free Cash Flow[T] Generation ($ MM)

Third consecutive year of Free Cash Flow Generation
Excludes ~$90 MM of one-time costs associated with work force reduction

Reduced Debt

>$480

Debt Reduction Since 2Q20 ($ MM)

$257 MM reduction in 4Q20

Ovintiv

Drove Capital Efficiency

$1.74

FY20 Capex ($B)

Pre-Release: ~$1.75
Guidance : <$1.8

Delivered Results

215

4Q20 Crude & Condensate (Mbbls/d)

Pre-Release: >210 & Guidance: 200
***1,559** 4Q20 Gas (MMcf/d)*
***83** 4Q20 NGLs C2 – C4 (Mbbls/d)*
***Propane >35%** of 4Q20 C2 – C4 NGLs*

Strong 2020 finish

2

T Non-GAAP measures defined in advisories. 2020 non-GAAP Free Cash Flow is $193 MM inclusive of restructuring costs. For additional information regarding non-GAAP measures see the Company's website

Today's Key Highlights

Ovintiv

Continuing to prove position as "New E&P" leader

- Focused on free cash generation across our world-class, multi-basin portfolio
- Culture of innovation and leadership drives industry leading efficiencies
- Today's announcements continue our track record of leading edge ESG and operating performance

New Debt Reduction Targets

$4.5B
Total debt target by YE22
~$2.4B reduction vs. YE20

$1.25B
New 2H20 – YE21 Target
Increased from $1B original Target
(Excludes any asset sale proceeds)

Methane Intensity Target


0.15
0.10
33%
2019
2025
Metric Tons (CH_4 / MBOE)

Tied to compensation for all employees

New Compensation Alignment

S&P 400 & XOP
Added to PSU Peer Group

ROIC
Added to PSU Metrics in 2021

Achieved 7th Consecutive Safest Year Ever

0.19
Contractor & Employee TRIF

Environmental Stewardship

<0.50%
4Q20 Flared & Vented Volumes as % of sales gas

Note: ROIC is Return on Invested Capital. TRIF is Total Recordable Incident Frequency

3

Ovintiv

Positioned for Success

Our Key Ingredients

Strong Capital Discipline

Return of Cash to Shareholders

Top Tier ESG Performance

Industry Leading Efficiencies

Stability Through Size & Scale

Our Priorities

Debt Reduction

"NEW" $4.5B Total debt target (YE22)
~$1B Free Cash Flow[T] in '21 @ $50 / $2.75

Drive Down Emissions

33% methane intensity reduction target
Transparent sustainability reporting since '05

Maintain Scale

200 Mbbls/d crude and condensate
Significant exposure to oil, natural gas and NGLs

Industry Leading Operations

~20% cost reduction achieved ahead of schedule
Generate sustainable efficiencies

Return of Cash to Shareholders

Sustainable dividend untouched through downturn
>$1.7B in dividends & buybacks since '18

[T] Non-GAAP measures defined in advisories. For additional information regarding non-GAAP measures see the Company's website

4

Priority #1 - Debt Reduction Total Debt ($B) Debt Reduction Drives Through Cycle Strength • Significant progress on debt reduction, ~$0.5B completed in 2H20 $7.4 • Diminishing legacy costs provide “riskless” margin improvement $6.9 Ŧ • Stay-flat plan generates substantial free cash flow • Scale of base production provides stable cash generation Updated Targets Reconfirmed Targets Reduce $4.5B Total debt 1.5x leverage target Achieved by YE22 @ $50 & $2.75 Debt Capital ~60% ’21 Reinvestment Ratio <75% Reinvestment Ratio $4.5 @ $50 & $2.75 Allocation 2-yrs FCF + $1B $1B disposition target, ~25% complete of Dispositions ~$263 MM proceeds from Duvernay sale 2Q20 YE20 YE22 5 Note: Debt reduction through YE22 assumes $50 and $2.75. Duvernay sale proceeds include $12 MM of potential contingency payments to OVV based on future commodity prices Ŧ Non-GAAP measures defined in advisories. For additional information regarding non-GAAP measures see the Company’s websitePriority #1 - Debt Reduction Total Debt ($B) Debt Reduction Drives Through Cycle Strength • Significant progress on debt reduction, ~$0.5B completed in 2H20 $7.4 • Diminishing legacy costs provide “riskless” margin improvement $6.9 Ŧ • Stay-flat plan generates substantial free cash flow • Scale of base production provides stable cash generation Updated Targets Reconfirmed Targets Reduce $4.5B Total debt 1.5x leverage target Achieved by YE22 @ $50 & $2.75 Debt Capital ~60% ’21 Reinvestment Ratio <75% Reinvestment Ratio $4.5 @ $50 & $2.75 Allocation 2-yrs FCF + $1B $1B disposition target, ~25% complete of Dispositions ~$263 MM proceeds from Duvernay sale 2Q20 YE20 YE22 5 Note: Debt reduction through YE22 assumes $50 and $2.75. Duvernay sale proceeds include $12 MM of potential contingency payments to OVV based on future commodity prices Ŧ Non-GAAP measures defined in advisories. For additional information regarding non-GAAP measures see the Company’s website

Cost Savings Momentum Continues

Ovintiv

Declining Legacy Costs boost cash flow

- No execution risk, only subject to time
- ~$1.8B of cumulative savings in '21 – '25 vs. '20 run-rate

Legacy Cost profile

- Panuke expenditures winding down in 2021
- Market Optimization represents REX & Haynesville commitments

$250

2021 Legacy Cost Reduction vs. 2020 ($ MM)

Legacy Cost Profile Accelerates Debt Reduction



Declining Legacy Costs ($ MM)
Panuke decommissioning, T&P & Opex
Panuke Lease
REX/Haynesville
$420
$485
$235
$145
$145
$55
$0
~$1.8B of cumulative cash cost savings
'21 – '25 vs. '20 Run-Rate
2019
2020
2021
2022
2023
2024
2025
Actual
Forecast

Note: 2019 & 2020 market optimization includes other unutilized costs in addition to Rockies Express and Haynesville commitments

6

Track Record of Environmental Leadership

Ovintiv

Industry leading reporting and performance

- Alignment to Task Force on Climate-related Financial Disclosure (TCFD)
- Utilizing Sustainability Accounting Standards Board (SASB) guidance
- Publishing annual sustainability reports since 2005

Board actively leading and engaged in environmental oversight

- Track record of continuously driving industry leading performance

33% Methane Intensity reduction target by 2025

- Target included in compensation for every employee

3rd Party ESG Scores

ISS	#1 (Ranking out of 12 peers)	Member of Dow Jones Sustainability Indices In collaboration with RobecoSAM	#3 (Ranking out of 12 peers)
MSCI ESG RATINGS (A; CCC B BB BBB A AA AAA)	#2 (Ranking out of 12 peers)	SUSTAINALYTICS a Morningstar company	#4 (Ranking out of 12 peers)

Proven Track Record

16yrs Sustainability reporting

7th Consecutive "Safest Year Ever" in 2020

Recent Highlights

"New" **Methane Intensity**

33%

'19 – '25 Reduction Target

Measured in Tons CH_4 / MBOE

"New" **Flared & Vented Gas**

<0.50%

4Q20 (% of sales gas)

Peers: APA, CHK, CLR, COG, DVN, EOG, HES, MRO, MUR, PXD, RRC, XEC. ISS ranking based on average Environmental, Social and Governance quality scores

7

Aligned Compensation Program

Ovintiv

Performance Driven

- Focused on short- and long-term performance objectives
- Building blocks for value creation

Focused on Alignment

- Transparent annual Board Outreach solicits >2/3rds of ownership
- Board recently utilized discretion to reduce NEO compensation
- LTI settled in equity to build insider ownership

Continued Focus on ESG Performance

- Long track record of integrating ESG metrics in compensation
- Strong program alignment with critical ESG initiatives drives results

2020 Compensation Action

Board Reduced NEO annual bonus by **27%** and NEO LTI target value grants by **15%** to reflect equity performance

New for 2021

"New"

Annual Bonus (AIP)

- ✓ **New Targets** — Debt Reduction & Methane Intensity
- ✓ **Reduced Safety Modifier** — Now +/- 10% vs. +/- 20% previously
- ✓ **Strengthened Goal Rigor** — Payouts aligned with broader industry

"New"

Long-Term Incentive

- ✓ **Added Market Indices to Peers** — S&P 400 & XOP included in PSU Peers
- ✓ **Return on Invested Capital** — Added to PSU metrics
- ✓ **Increasing Insider Ownership** — LTI settled in equity

8

Continuous Board Refreshment

- ✓ Director assessment conducted on an ongoing basis
- ✓ Engaged highly regarded executive search firm to assist with renewal process
- ✓ New independent chair appointed in 2020; independent chair unique
- ✓ Committee mandates revised in 2020 to ensure clear oversight on ESG
- ✓ 2 longstanding directors retired
- ✓ Added a new, highly qualified director in 2020 (Meg Gentle)

"New"

3
New Directors added since 2019

3
New Committee Chairs in 2020

2
Retirements

~6 yrs
Average Tenure

Note: Average tenure reflects December 31, 2020

9

Ovintiv

Multi-Basin Scale Drives Stability & Optionality

Industry Leading Portfolio

Stability through cycle

Commodity optionality

Multi basin risk diversification

Rapid cross-basin learnings

Capital discipline

<1% Federal acreage across Core 3

Durable Cost Reduction Drivers

Simul-frac completions

Slim hole wellbore design

Record drilling & completion pace

Wet sand cost savings

Flexible services contract structure

'21 Upstream FCF†


Anadarko
Permian
Montney
Base Assets
@ $50 & $2.75

Permian

Oil Exposure
> 60% oil & C5+

Scale
>100 MBOE/d & >decade of inventory

Montney

High Value Condensate
Condensate trades near parity with WTI

Scale & gas optionality
>200 MBOE/d & >decade of inventory

Anadarko

#1 FCF Generating Asset
Driven by strong realizations & low LOE

Scale
>125 MBOE/d & >decade of inventory

Base Assets

Oil Weighted
>65% oil

Strong CF & Optionality
Supports debt paydown

Note: Upstream Free Cash Flow is before hedges
† Non-GAAP measures defined in advisories. For additional information regarding non-GAAP measures see the Company's website

10

Permian: Delivering Record Performance Record Setting 4Q20 Sets Up Strong ‘21 4Q pacesetter: $390 D&C ($/ft) Record drilling performance $680 • 4Q20 company record lateral length: 15,202’ • 1 million feet drilled without a sidetrack (55 wells) • Record 4Q20 performance of >2k ft/d $560 Innovation demonstrated with simul-frac $470 • ~95% of ’21 program will utilize simul-frac • 24hr record set in 4Q20: • Completed 4.4 kft & pumped 220 Mbbls • ‘20 Simul-frac savings of ~$18.5 mm 2021 Program Overview Rig Completion Capex TILs D&C Count Crews ($ MM) (net) ($/ft) 3 1 - 2 $600 - $650 95 - 105 $480 FY19 1Q20 - 3Q20 4Q20 11Permian: Delivering Record Performance Record Setting 4Q20 Sets Up Strong ‘21 4Q pacesetter: $390 D&C ($/ft) Record drilling performance $680 • 4Q20 company record lateral length: 15,202’ • 1 million feet drilled without a sidetrack (55 wells) • Record 4Q20 performance of >2k ft/d $560 Innovation demonstrated with simul-frac $470 • ~95% of ’21 program will utilize simul-frac • 24hr record set in 4Q20: • Completed 4.4 kft & pumped 220 Mbbls • ‘20 Simul-frac savings of ~$18.5 mm 2021 Program Overview Rig Completion Capex TILs D&C Count Crews ($ MM) (net) ($/ft) 3 1 - 2 $600 - $650 95 - 105 $480 FY19 1Q20 - 3Q20 4Q20 11

Anadarko: Lower Costs Drive Cash Generation Efficiencies Driving Lower Costs 4Q pacesetter: $380 STACK D&C ($/ft) Record drilling performance $790 • Multiple pacesetters with new $3.8 MM D&C in 4Q20 • >50% below $7.9 MM legacy Newfield D&C • $6.1 MM SCOOP Springer D&C $640 • ~$3.5 MM lower than Jan 2020 Anadarko Day Multi-Basin learnings transferred to Anadarko $510 • ~75% of ’21 program will utilize simul-frac $440 • Leading in-basin simul-frac and wet sand rollout • 2.7 kft/day average completed lateral length in 4Q20 • Simul-frac achieved 3.2 kft/day 2021 Program Overview Rig Completion Capex TILs STACK D&C Count Crews ($ MM) (net) ($/ft) 2 1 - 2 $300 - $325 45 - 55 $460 Legacy NFX FY19 1Q20 - 3Q20 4Q20 Note: 2021 program capex and TILs include SCOOP / Springer 12Anadarko: Lower Costs Drive Cash Generation Efficiencies Driving Lower Costs 4Q pacesetter: $380 STACK D&C ($/ft) Record drilling performance $790 • Multiple pacesetters with new $3.8 MM D&C in 4Q20 • >50% below $7.9 MM legacy Newfield D&C • $6.1 MM SCOOP Springer D&C $640 • ~$3.5 MM lower than Jan 2020 Anadarko Day Multi-Basin learnings transferred to Anadarko $510 • ~75% of ’21 program will utilize simul-frac $440 • Leading in-basin simul-frac and wet sand rollout • 2.7 kft/day average completed lateral length in 4Q20 • Simul-frac achieved 3.2 kft/day 2021 Program Overview Rig Completion Capex TILs STACK D&C Count Crews ($ MM) (net) ($/ft) 2 1 - 2 $300 - $325 45 - 55 $460 Legacy NFX FY19 1Q20 - 3Q20 4Q20 Note: 2021 program capex and TILs include SCOOP / Springer 12

Ovintiv

Anadarko: Lower Costs Change the Game

- Contiguous & fully HBP'd acreage position (<1% federal exposure)
- Low operating costs drive cash flow generation (~$2/BOE in 4Q20)
- Access to premium oil markets (realized >98% of WTI in 4Q20)
- Exposure to robust NGL market recovery (C2-C4 was 27% of '20 BOE production)
- Advantaged royalty rates (<20% royalty)



Blaine
Kingfisher
Logan
Canadian
Oklahoma
Caddo
Grady
McClain
Cleveland
Stephens

STACK

Unrelenting Cost Reduction Focus

$3.8 MM pacesetter D&C (~$4.1 MM less than Legacy NFX)

Drilling & completion costs are lower than Legacy NFX standalone completion costs

SCOOP

Record Development Program (~70% Oil)

Springer $6.1 MM '20 D&C (vs. $9.5 MM Jan '20 guide)

Woodford Oil $5.2 MM '20 D&C (vs. $5.8 MM Jan '20 guide)

Basin Wide Performance Drives Investment

65%

'21 Program IRR @ $50 / $2.75

Diversified opportunity set and leading-edge efficiencies drive basin wide economics

Demonstrated & Sustainable Cost Saving ('20 vs. '19)

⇧7%	⇩35%	⇩11%	⇩14%
Lateral Length	Cycle Times	Opex	Facilities Capex[1]

Multi-pronged cost saving approach drives value from more than just D&C reductions

#1

Free Cash Flow Asset

Note: Free cash flow represents upstream free cash flow before hedges and prices represent average benchmark prices
1) Represents 4Q20 facilities capex vs. FY19 facilities capex

13

Montney: Quick Cycle Capital and Flexibility Low Cost, Quick Cycle Wells 4Q pacesetter: $290 D&C ($/ft) Record drilling performance • New drilling pacesetter of ~2.1 kft/day $500 $500 • 8% faster drilling performance • Pacesetter D&C of $290 / ft $380 Multi-Basin learnings transferred to Montney • ~70% of ’21 program will utilize simul-frac • Record 9.7 MM Lbs of sand pumped in 24 hours on a single pad • 4Q20 averaged 19.5 hours / day pumping • +25% vs. 2019 average 2021 Program Overview Rig Completion Capex TILs D&C Count Crews ($ MM) (net) ($/ft) 3 - 4 1 – 2 $375 - $425 75 - 85 $430 FY19 1Q20 - 3Q20 4Q20 14Montney: Quick Cycle Capital and Flexibility Low Cost, Quick Cycle Wells 4Q pacesetter: $290 D&C ($/ft) Record drilling performance • New drilling pacesetter of ~2.1 kft/day $500 $500 • 8% faster drilling performance • Pacesetter D&C of $290 / ft $380 Multi-Basin learnings transferred to Montney • ~70% of ’21 program will utilize simul-frac • Record 9.7 MM Lbs of sand pumped in 24 hours on a single pad • 4Q20 averaged 19.5 hours / day pumping • +25% vs. 2019 average 2021 Program Overview Rig Completion Capex TILs D&C Count Crews ($ MM) (net) ($/ft) 3 - 4 1 – 2 $375 - $425 75 - 85 $430 FY19 1Q20 - 3Q20 4Q20 14

Ovintiv

We are the "New E&P"

We have a history of leading the industry towards the era of the "New E&P"
Focus on execution efficiency, disciplined capital allocation, and generating free cash flow – Doug Suttles, October 2017

Key Ingredients	Track Record	Path Forward
Strong Capital Discipline	2020 was 3rd consecutive year of FCF[Ŧ] Reduced debt by ~$500MM in 2H20	$1.25B debt reduction target by YE21; target absolute debt of $4.5B and 1.5x leverage
Return of Cash to Shareholders	>$1.7B returned through dividends & buybacks since 2018	Focus on generating free cash Maintain sustainable dividend
Top Tier ESG Performance	16th year of leading sustainability reporting; <0.50% 4Q20 sales gas flared & vented	33% methane intensity reduction by '25; tied to compensation for all employees
Industry Leading Efficiencies	Achieved record low well costs in 4Q20; industry leading break-evens	20% capital efficiency gain '21 vs. '19
Stability through Size & Scale	Quality multi-basin portfolio of scale; ~540 MBOE/d & ~1.5 Bcf/d of legacy gas production	Maintain 200 Mbbls/d crude and condensate through '22

Ŧ Non-GAAP measures defined in advisories. For additional information regarding non-GAAP measures see the Company's website

15

Future Oriented Information This presentation contains forward-looking statements or information (collectively, “FLS”) within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. FLS include: • anticipated operating costs, legacy costs, capital efficiencies, margins, cost savings and sustainability • number of rigs, drilling locations, well performance, spacing, wells per pad, rig release metrics, cycle thereof times, well costs, commodity composition and performance against type curves and versus peers • financial flexibility and ability to maintain balance sheet strength • pacesetting metrics being indicative of future well performance and costs • outcomes of risk management program, including exposure to commodity prices, market access, • commodity price outlook market diversification strategy and physical sales locations • anticipated success of and benefits from technology and innovation • capital investment scenarios and associated production • expected transportation and processing capacity, commitments, curtailments and restrictions, • focus of development and allocation of capital, level of capital productivity and expected return including flexibility of commercial arrangements • anticipated production, cash flow, free cash flow, payout, net present value, rates of return, including • management of balance sheet, including target leverage, available free cash flow, debt reduction expected timeframes and potential upside and expected net debt • expected drilling and completions activity and the timing thereof • planned dividend and the declaration and payment of future dividends, if any • ability to meet targets, including with respect to capital allocation, debt reduction, scale, cash flow • statements regarding the Company’s application of free cash flow to reduce debt reinvestment and emissions-related performance, and the timing thereof • statements regarding the benefits of the Company’s multi-basin portfolio • ESG approach, performance and results, and sustainability thereof FLS involve assumptions, risks and uncertainties that may cause such statements not to occur or results to differ materially. These assumptions include: future commodity prices and differentials; assumptions as specified herein; data contained in key modeling statistics; availability of attractive hedges and enforceability of risk management program; assumed tax, royalty and regulatory regimes; and expectations and projections made in light of the Company’s historical experience. Risks and uncertainties include: commodity price volatility and impact to the Company’s stock price and cash flows; ability to secure adequate transportation and potential curtailments of refinery operations, including resulting storage constraints or widening price differentials; discretion to declare and pay dividends, if any; business interruption, property and casualty losses or unexpected technical difficulties; impact of COVID-19 to the Company’s operations, including maintaining ordinary staffing levels, securing operational inputs, executing on portions of its business and cyber-security risks associated with remote work; counterparty and credit risk; impact of changes in credit rating and access to liquidity, including costs thereof; risks in marketing operations; risks associated with technology; risks associated with lawsuits and regulatory actions, including disputes with partners; risks associated with decommissioning activities, including timing and costs thereof; ability to acquire or find additional reserves; imprecision of reserves estimates and estimates of recoverable quantities; and other risks and uncertainties, as described in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and as described from time to time in its other periodic filings as filed on EDGAR and SEDAR. Although the Company believes such FLS are reasonable, there can be no assurance they will prove to be correct. The above assumptions, risks and uncertainties are not exhaustive. FLS are made as of the date hereof and, except as required by law, the Company undertakes no obligation to update or revise any FLS. Certain future oriented financial information or financial outlook information is included in this presentation to communicate current expectations as to Ovintiv’s performance. Readers are cautioned that it may not be appropriate for other purposes. Rates of return for a particular asset or well are on a before-tax basis and are based on specified commodity prices with local pricing offsets, capital costs associated with drilling, completing and equipping a well, field operating expenses and certain type curve assumptions. Pacesetter well costs for a particular asset are a composite of the best drilling performance and best completions performance wells in the current quarter in such asset and are presented for comparison purposes. Drilling and completions costs have been normalized as specified in this presentation based on certain lateral lengths for a particular asset. For convenience, references in this presentation to “Ovintiv”, the “Company”, “we”, “us” and “our” may, where applicable, refer only to or include any relevant direct and indirect subsidiary corporations and partnerships (“Subsidiaries”) of Ovintiv Inc., and the assets, activities and initiatives of such Subsidiaries. 16Future Oriented Information This presentation contains forward-looking statements or information (collectively, “FLS”) within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. FLS include: • anticipated operating costs, legacy costs, capital efficiencies, margins, cost savings and sustainability • number of rigs, drilling locations, well performance, spacing, wells per pad, rig release metrics, cycle thereof times, well costs, commodity composition and performance against type curves and versus peers • financial flexibility and ability to maintain balance sheet strength • pacesetting metrics being indicative of future well performance and costs • outcomes of risk management program, including exposure to commodity prices, market access, • commodity price outlook market diversification strategy and physical sales locations • anticipated success of and benefits from technology and innovation • capital investment scenarios and associated production • expected transportation and processing capacity, commitments, curtailments and restrictions, • focus of development and allocation of capital, level of capital productivity and expected return including flexibility of commercial arrangements • anticipated production, cash flow, free cash flow, payout, net present value, rates of return, including • management of balance sheet, including target leverage, available free cash flow, debt reduction expected timeframes and potential upside and expected net debt • expected drilling and completions activity and the timing thereof • planned dividend and the declaration and payment of future dividends, if any • ability to meet targets, including with respect to capital allocation, debt reduction, scale, cash flow • statements regarding the Company’s application of free cash flow to reduce debt reinvestment and emissions-related performance, and the timing thereof • statements regarding the benefits of the Company’s multi-basin portfolio • ESG approach, performance and results, and sustainability thereof FLS involve assumptions, risks and uncertainties that may cause such statements not to occur or results to differ materially. These assumptions include: future commodity prices and differentials; assumptions as specified herein; data contained in key modeling statistics; availability of attractive hedges and enforceability of risk management program; assumed tax, royalty and regulatory regimes; and expectations and projections made in light of the Company’s historical experience. Risks and uncertainties include: commodity price volatility and impact to the Company’s stock price and cash flows; ability to secure adequate transportation and potential curtailments of refinery operations, including resulting storage constraints or widening price differentials; discretion to declare and pay dividends, if any; business interruption, property and casualty losses or unexpected technical difficulties; impact of COVID-19 to the Company’s operations, including maintaining ordinary staffing levels, securing operational inputs, executing on portions of its business and cyber-security risks associated with remote work; counterparty and credit risk; impact of changes in credit rating and access to liquidity, including costs thereof; risks in marketing operations; risks associated with technology; risks associated with lawsuits and regulatory actions, including disputes with partners; risks associated with decommissioning activities, including timing and costs thereof; ability to acquire or find additional reserves; imprecision of reserves estimates and estimates of recoverable quantities; and other risks and uncertainties, as described in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and as described from time to time in its other periodic filings as filed on EDGAR and SEDAR. Although the Company believes such FLS are reasonable, there can be no assurance they will prove to be correct. The above assumptions, risks and uncertainties are not exhaustive. FLS are made as of the date hereof and, except as required by law, the Company undertakes no obligation to update or revise any FLS. Certain future oriented financial information or financial outlook information is included in this presentation to communicate current expectations as to Ovintiv’s performance. Readers are cautioned that it may not be appropriate for other purposes. Rates of return for a particular asset or well are on a before-tax basis and are based on specified commodity prices with local pricing offsets, capital costs associated with drilling, completing and equipping a well, field operating expenses and certain type curve assumptions. Pacesetter well costs for a particular asset are a composite of the best drilling performance and best completions performance wells in the current quarter in such asset and are presented for comparison purposes. Drilling and completions costs have been normalized as specified in this presentation based on certain lateral lengths for a particular asset. For convenience, references in this presentation to “Ovintiv”, the “Company”, “we”, “us” and “our” may, where applicable, refer only to or include any relevant direct and indirect subsidiary corporations and partnerships (“Subsidiaries”) of Ovintiv Inc., and the assets, activities and initiatives of such Subsidiaries. 16

Advisory Regarding Oil & Gas Information All reserves estimates referenced in this presentation are effective as of December 31, 2020, prepared by qualified reserves evaluators in accordance with procedures and standards contained in the Canadian Oil and Gas Evaluation ( COGE ) Handbook, National Instrument 51-101 (NI 51-101) and SEC regulations, as applicable. Detailed Canadian and U.S. protocol disclosure will be contained in the Form 51-101F1 and Annual Report on Form 10-K, respectively. Information on the forecast prices and costs used in preparing the Canadian protocol estimates are contained in the Form 51-101F1. For additional information relating to risks associated with the estimates of reserves, see Item 1A. Risk Factors of the Annual Report on Form 10-K. Reserves are the estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, from a given date forward, based on: analysis of drilling, geological, geophysical and engineering data, the use of established technology, and specified economic conditions, which are generally accepted as being reasonable. Proved reserves are those reserves which can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves. Ovintiv uses the terms play and resource play. Play encompasses resource plays, geological formations and conventional plays. Resource play describes an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section, which when compared to a conventional play, typically has a lower geological and/or commercial development risk and lower average decline rate. Certain information contained within this presentation may constitute “analogous information” as defined in NI 51-101. Analogous information is presented on a basin, sub-basin or area basis utilizing data derived from Ovintiv's internal sources, as well as from a variety of publicly available information sources which are predominantly independent in nature. Production type curves are based on a methodology of analog, empirical and theoretical assessments and workflow with consideration of the specific asset, but are not necessarily indicative of ultimate recovery. Some of this data may not have been prepared by qualified reserves evaluators, may have been prepared based on internal estimates, and the preparation of any estimates may not be in strict accordance with COGEH. Estimates by engineering and geo-technical practitioners may vary and the differences may be significant. Estimates of Ovintiv’s potential gross inventory locations, including premium return well inventory, include proved undeveloped reserves, probable undeveloped reserves and unbooked inventory locations. As of December 31, 2020, on a proforma basis, 1,340 proved undeveloped locations and 1,644 probable undeveloped locations have been categorized as reserves. Unbooked locations have not been classified as reserves and are internal estimates that have been identified by management as an estimation of Ovintiv's multi-year potential drilling activities based on evaluation of applicable geologic, seismic, engineering, production, resource and acreage information. There is no certainty that Ovintiv will drill all unbooked locations and if drilled there is no certainty that such locations will result in additional oil and gas reserves, or production. The locations on which Ovintiv will actually drill wells, including the number and timing thereof is ultimately dependent upon the availability of capital, regulatory and partner approvals, seasonal restrictions, equipment and personnel, oil and natural gas prices, costs, actual drilling results, additional reservoir information that is obtained, production rate recovery, transportation constraints and other factors. While certain of the unbooked locations may have been de-risked by drilling existing wells in relative close proximity to such locations, many other unbooked locations are farther away from existing wells where management has less information about the characteristics of the reservoir and therefore there is more uncertainty whether wells will be drilled in such locations and if drilled there is more uncertainty that such wells will result in additional proved or probable reserves, resources or production. 30-day IP and other short-term rates are not necessarily indicative of long-term performance or of ultimate recovery. The conversion of natural gas volumes to barrels of oil equivalent (“BOE”) is on the basis of six thousand cubic feet to one barrel. BOE is based on a generic energy equivalency conversion method primarily applicable at the burner tip and does not represent economic value equivalency at the wellhead. Readers are cautioned that BOE may be misleading, particularly if used in isolation. 17Advisory Regarding Oil & Gas Information All reserves estimates referenced in this presentation are effective as of December 31, 2020, prepared by qualified reserves evaluators in accordance with procedures and standards contained in the Canadian Oil and Gas Evaluation ( COGE ) Handbook, National Instrument 51-101 (NI 51-101) and SEC regulations, as applicable. Detailed Canadian and U.S. protocol disclosure will be contained in the Form 51-101F1 and Annual Report on Form 10-K, respectively. Information on the forecast prices and costs used in preparing the Canadian protocol estimates are contained in the Form 51-101F1. For additional information relating to risks associated with the estimates of reserves, see Item 1A. Risk Factors of the Annual Report on Form 10-K. Reserves are the estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, from a given date forward, based on: analysis of drilling, geological, geophysical and engineering data, the use of established technology, and specified economic conditions, which are generally accepted as being reasonable. Proved reserves are those reserves which can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves. Ovintiv uses the terms play and resource play. Play encompasses resource plays, geological formations and conventional plays. Resource play describes an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section, which when compared to a conventional play, typically has a lower geological and/or commercial development risk and lower average decline rate. Certain information contained within this presentation may constitute “analogous information” as defined in NI 51-101. Analogous information is presented on a basin, sub-basin or area basis utilizing data derived from Ovintiv's internal sources, as well as from a variety of publicly available information sources which are predominantly independent in nature. Production type curves are based on a methodology of analog, empirical and theoretical assessments and workflow with consideration of the specific asset, but are not necessarily indicative of ultimate recovery. Some of this data may not have been prepared by qualified reserves evaluators, may have been prepared based on internal estimates, and the preparation of any estimates may not be in strict accordance with COGEH. Estimates by engineering and geo-technical practitioners may vary and the differences may be significant. Estimates of Ovintiv’s potential gross inventory locations, including premium return well inventory, include proved undeveloped reserves, probable undeveloped reserves and unbooked inventory locations. As of December 31, 2020, on a proforma basis, 1,340 proved undeveloped locations and 1,644 probable undeveloped locations have been categorized as reserves. Unbooked locations have not been classified as reserves and are internal estimates that have been identified by management as an estimation of Ovintiv's multi-year potential drilling activities based on evaluation of applicable geologic, seismic, engineering, production, resource and acreage information. There is no certainty that Ovintiv will drill all unbooked locations and if drilled there is no certainty that such locations will result in additional oil and gas reserves, or production. The locations on which Ovintiv will actually drill wells, including the number and timing thereof is ultimately dependent upon the availability of capital, regulatory and partner approvals, seasonal restrictions, equipment and personnel, oil and natural gas prices, costs, actual drilling results, additional reservoir information that is obtained, production rate recovery, transportation constraints and other factors. While certain of the unbooked locations may have been de-risked by drilling existing wells in relative close proximity to such locations, many other unbooked locations are farther away from existing wells where management has less information about the characteristics of the reservoir and therefore there is more uncertainty whether wells will be drilled in such locations and if drilled there is more uncertainty that such wells will result in additional proved or probable reserves, resources or production. 30-day IP and other short-term rates are not necessarily indicative of long-term performance or of ultimate recovery. The conversion of natural gas volumes to barrels of oil equivalent (“BOE”) is on the basis of six thousand cubic feet to one barrel. BOE is based on a generic energy equivalency conversion method primarily applicable at the burner tip and does not represent economic value equivalency at the wellhead. Readers are cautioned that BOE may be misleading, particularly if used in isolation. 17

Non-GAAP Measures Certain measures in this presentation do not have any standardized meaning as prescribed by U.S. GAAP and, therefore, are considered non-GAAP measures. These measures may not be comparable to similar measures presented by other companies. These measures have been provided for meaningful comparisons between current results and other periods and should not be viewed as a substitute for measures reported under U.S. GAAP. For additional information regarding non-GAAP measures, including reconciliations, see the Company’s website and Ovintiv’s most recent Annual Report as filed on SEDAR and EDGAR. This presentation contains references to non-GAAP measures as follows: • Non-GAAP Cash Flow and Non-GAAP Free Cash Flow – Non-GAAP Cash Flow (or Cash Flow) is defined • Net Debt, Adjusted EBITDA and Net Debt to Adjusted EBITDA and Annualized Leverage – Net Debt is as cash from (used in) operating activities excluding net change in other assets and liabilities, net defined as long-term debt, including the current portion, less cash and cash equivalents. Management change in non-cash working capital and current tax on sale of assets. Non-GAAP Free Cash Flow (or uses this measure as a substitute for total long-term debt in certain internal debt metrics as a measure Free Cash Flow) is Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and of the company’s ability to service debt obligations and as an indicator of the company’s overall divestitures. Management believes these measures are useful to the company and its investors as a financial strength. Adjusted EBITDA is defined as trailing 12-month net earnings (loss) before income measure of operating and financial performance across periods and against other companies in the taxes, DD&A, impairments, accretion of asset retirement obligation, interest, unrealized gains/losses on industry, and are an indication of the company’s ability to generate cash to finance capital programs, risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. to service debt and to meet other financial obligations. These measures may be used, along with other Net Debt to Adjusted EBITDA is monitored by management as an indicator of the company’s overall measures, in the calculation of certain performance targets for the company’s management and financial strength. Annualized leverage is defined as net debt to adjusted EBITDA based on Adjusted employees. EBITDA generated in the period(s) on an annualized basis. • Total Costs is non-GAAP measure which includes the summation of production, mineral and other • Upstream Operating Cash Flow – Upstream Operating Cash Flow is a measure that adjusts the taxes, upstream transportation and processing expense, upstream operating expense and Canadian, USA and China Operations revenues for production, mineral and other taxes, transportation administrative expense, excluding the impact of long-term incentive costs, restructuring costs and and processing expense, and operating expense. Management monitors Upstream Operating Cash current expected credit losses. It is calculated as total operating expenses excluding non-upstream Flow as it reflects operating performance and measures the amount of cash generated from the operating costs and non-cash items which include operating expenses from the Market Optimization company’s upstream operations. and Corporate and Other segments, depreciation, depletion and amortization, impairments, accretion of asset retirement obligation, long-term incentive costs, restructuring costs and current expected • Upstream Operating Free Cash Flow – is defined as Upstream Operating Cash Flow in excess of capital credit losses. When presented on a per BOE basis, Total Costs is divided by production volumes. investment, excluding net acquisitions and divestitures Management believes this measure is useful to the company and its investors as a measure of operational efficiency across periods. 18Non-GAAP Measures Certain measures in this presentation do not have any standardized meaning as prescribed by U.S. GAAP and, therefore, are considered non-GAAP measures. These measures may not be comparable to similar measures presented by other companies. These measures have been provided for meaningful comparisons between current results and other periods and should not be viewed as a substitute for measures reported under U.S. GAAP. For additional information regarding non-GAAP measures, including reconciliations, see the Company’s website and Ovintiv’s most recent Annual Report as filed on SEDAR and EDGAR. This presentation contains references to non-GAAP measures as follows: • Non-GAAP Cash Flow and Non-GAAP Free Cash Flow – Non-GAAP Cash Flow (or Cash Flow) is defined • Net Debt, Adjusted EBITDA and Net Debt to Adjusted EBITDA and Annualized Leverage – Net Debt is as cash from (used in) operating activities excluding net change in other assets and liabilities, net defined as long-term debt, including the current portion, less cash and cash equivalents. Management change in non-cash working capital and current tax on sale of assets. Non-GAAP Free Cash Flow (or uses this measure as a substitute for total long-term debt in certain internal debt metrics as a measure Free Cash Flow) is Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and of the company’s ability to service debt obligations and as an indicator of the company’s overall divestitures. Management believes these measures are useful to the company and its investors as a financial strength. Adjusted EBITDA is defined as trailing 12-month net earnings (loss) before income measure of operating and financial performance across periods and against other companies in the taxes, DD&A, impairments, accretion of asset retirement obligation, interest, unrealized gains/losses on industry, and are an indication of the company’s ability to generate cash to finance capital programs, risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. to service debt and to meet other financial obligations. These measures may be used, along with other Net Debt to Adjusted EBITDA is monitored by management as an indicator of the company’s overall measures, in the calculation of certain performance targets for the company’s management and financial strength. Annualized leverage is defined as net debt to adjusted EBITDA based on Adjusted employees. EBITDA generated in the period(s) on an annualized basis. • Total Costs is non-GAAP measure which includes the summation of production, mineral and other • Upstream Operating Cash Flow – Upstream Operating Cash Flow is a measure that adjusts the taxes, upstream transportation and processing expense, upstream operating expense and Canadian, USA and China Operations revenues for production, mineral and other taxes, transportation administrative expense, excluding the impact of long-term incentive costs, restructuring costs and and processing expense, and operating expense. Management monitors Upstream Operating Cash current expected credit losses. It is calculated as total operating expenses excluding non-upstream Flow as it reflects operating performance and measures the amount of cash generated from the operating costs and non-cash items which include operating expenses from the Market Optimization company’s upstream operations. and Corporate and Other segments, depreciation, depletion and amortization, impairments, accretion of asset retirement obligation, long-term incentive costs, restructuring costs and current expected • Upstream Operating Free Cash Flow – is defined as Upstream Operating Cash Flow in excess of capital credit losses. When presented on a per BOE basis, Total Costs is divided by production volumes. investment, excluding net acquisitions and divestitures Management believes this measure is useful to the company and its investors as a measure of operational efficiency across periods. 18

Solicitation of Proxies & Information Regarding Participants SOLICITATION OF PROXIES – Ovintiv intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulatory authorities in connection with its solicitation of proxies for its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). OVINTIV STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Ovintiv with the SEC without charge from the SEC’s website at www.sec.gov and Canadian securities regulatory authorities at www.sedar.com. Certain Information Regarding Participants Ovintiv, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Ovintiv’s stockholders in connection with the matters to be considered at the 2021 Annual Meeting. Information regarding the ownership of Ovintiv’s directors and executive officers in Ovintiv common stock is included in their SEC filings on Forms 3, 4, and 5, which can be found through the SEC’s website at www.sec.gov. Information can also be found in Ovintiv’s other SEC filings. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above. 19Solicitation of Proxies & Information Regarding Participants SOLICITATION OF PROXIES – Ovintiv intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulatory authorities in connection with its solicitation of proxies for its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). OVINTIV STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Ovintiv with the SEC without charge from the SEC’s website at www.sec.gov and Canadian securities regulatory authorities at www.sedar.com. Certain Information Regarding Participants Ovintiv, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Ovintiv’s stockholders in connection with the matters to be considered at the 2021 Annual Meeting. Information regarding the ownership of Ovintiv’s directors and executive officers in Ovintiv common stock is included in their SEC filings on Forms 3, 4, and 5, which can be found through the SEC’s website at www.sec.gov. Information can also be found in Ovintiv’s other SEC filings. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above. 19

2020

AppendixAppendix

Liquids-Focused, Multi-Basin Proved Reserves

- Core 3 make up >90% of YE20 proved reserves
- Proved developed reserves 56% of total proved
- 10-year total proved reserve life index
- Excluding price and A&D, 2020 reserve replacement ratio was 90%

SEC Proved Reserves (MMBOE)


2,189
(365)
377
54
(64)
(199)
1,992
2019
Revisions
Extensions and Discoveries
Acquisitions
Divestitures
Production
2020

YE20 Proved Reserves by Asset


Anadarko
Permian
Montney
Base Assets 1
>90% Core 3

YE20 Proved Reserves Mix


Crude Oil & C5+ 2
NGLs (C2 – C4)
Gas
~60% Liquids

Note: All reserves are stated on SEC basis as of YE20, 2.2 BBOE of NI51-101 Proved Reserves. Reserve additions represent extensions, price, acquisitions and revisions

1) Base Assets include Bakken, Duvernay, Eagle Ford, Uinta and other legacy assets owned by OVV

2) Crude Oil & C5+ refers to tight oil including medium and light crude oil volumes and plant condensate

22

Culture of Innovation – Permian Case Study

Regularly turning pacesetters into the program average

- Culture of innovation drives learnings and efficiencies
- History or turning pacesetter costs into recurring program results
- Multi-Basin portfolio generates cross basin learnings
- Best-in-class supply chain management efforts driving down costs

4Q20 Results vs. 1Q20 Pacesetter


40%
~85%

40% of wells were drilled faster

~85% of pads completed more efficiently

2020 Permian Program TILs (D&C $/ft)


4Q pacesetter
4Q wells below 1Q pacesetter
1Q-3Q wells
1Q20 Pacesetter
90% of 4Q20 TILs below 1Q20 pacesetter

23

Financial & Operational Detail

Total Costs ₸


$12.59
$11.60
$12.25 – $12.50
FY19
FY20
2021F
Upstream T&P
PMOT
Upstream Opex
G&A

F/X Rates		
0.754	0.746	~0.75

'21 Total Cost Guidance Drivers

- Operating and G&A flat versus '20
- PMOT up ~$0.25-$0.30/BOE from stronger commodity prices
- T&P up ~$0.40 - $0.45/BOE from additional T&P capacity in place to optimize margins

2021 Guidance Details

	FY21
Crude & Condensate (Mbbls/d)	~200
NGLs C2 – C4 (Mbbls/d)	~80
Natural Gas (MMcf/d)	~1,550
Capital Expenditures ($ MM)	~$1,500
Total Costs₸ ($ / BOE)	~$12.25 – $12.50

Note: Crude and condensate is approximately 75% / 25% respectively

2021 Corporate Items

	Quarterly Run Rate
Market Optimization (Cash Flow₸ Impact)	$28 - $30 MM
Corporate G&A (Excluding LTI)	~$70 - $74 MM
Less Sublease Revenue	*~$19 MM*
Corporate G&A Less Sublease Rev.	**$51 - $55 MM**
Interest Expense on debt	$85 - $90 MM
Consolidated DD&A	$7.15 / BOE

Note: Total Costs include BOW lease in G&A, before sublease revenues. Total Costs upstream Opex excludes LTI and G&A excludes LTI and restructuring costs
₸ Non-GAAP measures defined in advisories. For additional information regarding non-GAAP measures see the Company's website

24

Ovintiv

Key Modeling Assumptions

Hedge Positions (January 31, 2021)

Oil and Condensate		1Q21	2Q21	3Q21	4Q21	2021
WTI 3-Way Options	Volume Mbbls/d	90	74	69	69	**75**
	Call Strike $/bbl	$50.03	$51.05	$52.65	$52.65	**$51.48**
	Put Strike $/bbl	$40.66	$41.32	$42.53	$42.53	**$41.68**
	Put (Sold) Strike $/bbl	$32.58	$32.29	$32.82	$32.82	**$32.62**
WTI Swaps	Volume Mbbls/d	50	40	30	30	**37**
	Price $/bbl	$44.49	$47.54	$46.37	$46.37	**$46.06**
WTI Costless Collars	Volume Mbbls/d	15	15	15	15	**15**
	Call Strike $/bbl	$45.84	$45.84	$45.84	$45.84	**$45.84**
	Put Strike $/bbl	$35.00	$35.00	$35.00	$35.00	**$35.00**

Natural Gas		1Q21	2Q21	3Q21	4Q21	2021
NYMEX 3-Way Options	Volume MMcf/d	880	1,030	1,030	880	**955**
	Call Strike $/mcf	$3.55	$3.37	$3.37	$3.35	**$3.41**
	Put Strike $/mcf	$2.90	$2.87	$2.87	$2.88	**$2.88**
	Put (Sold) Strike $/mcf	$2.50	$2.50	$2.50	$2.50	**$2.50**
NYMEX Swaps	Volume MMcf/d	-	-	165	165	**83**
	Price $/mcf			$2.51	$2.51	**$2.51**

Ovintiv also manages key market basis differential risks for gas and liquids

FY Consolidated Sensitivities

$ rounded	Unhedged
Oil: +/- $5	$375 MM
Gas: +/- $0.25	$140 MM

$ rounded	F/X +0.05
Cash Flow	$(50) MM
Total Costs[†]	$0.40 / BOE

† Non-GAAP measures defined in advisories. For additional information regarding non-GAAP measures see the Company's website

25